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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2003


                      CORNERSTONE REALTY INCOME TRUST, INC.

             (Exact name of registrant as specified in its charter)

          Virginia                    001-12875                 54-1589139
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


   306 East Main Street, Richmond, VA                        23219
(Address of principal executive offices)                   (Zip Code)

                                 (804) 643-1761

              (Registrant's telephone number, including area code)

     Cornerstone Realty Income Trust, Inc. (which is referred to below as the Company or as "we," "us" or "our") is filing this report pursuant to Items 5 and 12 of Form 8-K.

Item 5.  Other Events and Regulation FD Disclosure

     On May 1, 2003, we issued a press release to report results for the quarter ended March 31, 2003. The press release is attached to this report as an exhibit and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits

c. Exhibits.

Exhibit No.  Description

99.1         Press Release dated May 1, 2003 (FILED HEREWITH)

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Item 9.  Regulation FD Disclosure (Information Provided Solely Under Item 12)

         In accordance with interim SEC filing guidance (SEC Release 34-47583, dated March 27, 2003), the disclosure set forth under this Item 9 is made pursuant to Item 12. On May 1, 2003, we issued a press release to report results for the quarter ended March 31, 2003. The press release is attached to this report as an exhibit and is incorporated herein by this reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cornerstone Realty Income Trust, Inc.

                                    By:      /s/  Glade M. Knight
                                         ---------------------------------------
                                             Glade M. Knight, President

                                    May 1, 2003